                                                                    Exhibit 10.8

                  TRADEMARK AND TRADE NAME LICENSE AGREEMENT
                  ------------------------------------------

     This Trademark and Trade Name License Agreement (the "Trademark License") is made this 10th day of June, 1991, by and between Exide Corporation, a Delaware corporation (the "Licensor"), and Yuasa Battery (America), Inc., a California corporation (the "Licensee").

     WHEREAS, Licensor has used the trade name "EXIDE" (the "Licenses Trade Name") and used and registered the trademarks (the "Licensed Marks") listed on
Schedule 9.5 attached hereto; and

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated June 10, 1991, between Licensor and Licensee (the "Asset Purchase Agreement"), Licensor has agreed to grant to Licensee the right to use the Licensed Trade Name and the Licensed Marks within the scope of Licensed Business (as defined herein);

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                1.  DEFINITIONS
                                    -----------

     Terms used herein with initial capital letters, if not defined herein, shall have the meanings set forth in the Asset Purchase Agreement.

     A. "Products" shall mean any batteries, battery products or battery chargers for any and all industrial battery uses including, without limitation, electric vehicle batteries (other than golf cart batteries manufactured at the plant in Sumter, South Carolina), but excluding automotive, motorcycle, garden tractor and marine use SLI batteries and battery products.

     B. "Licensed Business" shall mean the design, research and development, manufacture, marketing, sale and distribution of (i) Products manufactured by Licensee as a result of the foregoing activities, to the extent such activities were conducted by Licensor immediately prior to the Closing; (ii) Products derived directly from research and development acquired from Licensor at the Closing; and (iii) Products developed directly from the Products described in Sub-clauses (i) and (ii).

                                   2.  GRANT
                                       -----

     Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, pursuant to the terms and conditions of this Trademark License, a perpetual, exclusive, world-wide, royalty-free license to use the Licensed Trade Name as a corporate name or trade name within the scope of the Licensed Business, and a non-exclusive, perpetual, world-wide, royalty-free license to use Licensed Trade Name in connection with the motorcycle battery business, but only as part of the trade name or corporate name "Yuasa-Exide, Inc." While retaining the corporate name "Yuasa-Exide, Inc.", Licensee may sell products in businesses other than the Licensed Business and the motorcycle battery business but Licensee shall not sell such products under the Licensed Trade Name and shall sell such products under an assumed name, fictitious name or through some other mechanism whereby the Licensed Trade Name is not used before the public or trade in relation to such products.

     Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, pursuant to the terms and conditions of this Trademark License, a perpetual, exclusive, world-wide royalty-free license to use the Licensed Marks within the scope of the Licensed Business on and in connection with the goods for which such Licensed Marks are registered or as otherwise permitted under applicable law within the scope of the Licensed Business, together with the right to sublicense such right as set forth herein.

     The rights granted to Licensee herein are subject to any rights to the Licensed Trade Name or the Licensed Marks granted by Licensor or its predecessors before the execution of this Trademark License. Licensor represents to Licensee that to Licensor's Best Knowledge, any such third party rights have been disclosed to Licensee in connection with the Asset Purchase Agreement or on the Schedule hereto. The rights granted herein are further limited to only those goods and territories in which Licensor has rights to the Licensed Trade Name and the Licensed Marks as of the date of execution of this Trademark License. During the term of this Trademark License, Licensor will not grant any third party any new license which would be inconsistent with Licensee's exercise of its rights hereunder. Licensee shall provide such assistance as Licensor may reasonably request to fulfill Licensor's obligations under agreements with third parties which relate to the Licensed Trade Name or the Licensed Mark.

                       3.  FUTURE ACQUISITION OF RIGHTS
                           ----------------------------

     In those jurisdictions wherein Licensor does not have legal ownership or control of the marks "EXIDE" and "WILLARD" as of the effective date of this Trademark License, Licensee shall be free to take all necessary steps and action to effect the acquisition of legal ownership or control of such marks for itself within the scope of the Licensed Business and Licensor agrees to assist in, at Licensee's expense, and not oppose any such steps or action by Licensee.

     In turn, Licensee will not oppose any steps or action of Licensor to effect the acquisition of legal ownership or control of such marks for itself outside the scope of the Licensed Business and Licensee agrees to assist in, at Licensor's expense, and not oppose any such steps or action by Licensor.

     In the event that either party hereto effects the acquisition of legal ownership or control of such marks under the provisions of this Paragraph 3, such party shall, at the other party's request, grant to the other party a license or other document necessary to allow such party to use such acquired mark in a manner consistent with the terms and conditions set forth in this Trademark License. Each of the parties acknowledges that in acquiring rights to such marks, it may be unable to limit the scope of the rights acquired to the Licensed Business, in the case of Licensee's acquisition, or outside the scope of the

Licensed Business, in the case of Licensor's acquisition, but that each party will only use such acquired rights in a manner consistent with this Trademark License.

                            4. NEW USES OF THE NAME
                               --------------------

          Licensee shall submit any proposed new uses of the Licensed Trade name to Licensor for its approval, which approval shall be obtained in writing before each such proposed new use is commenced; provided, however, that Licensor shall not unreasonably withhold its approval.

                             5. QUALITY STANDARDS
                                -----------------

          Licensee shall maintain the standards of quality set by Licensor for the conduct of the Licensed Business under the Licensed Trade Name and the goods bearing the Licensed Marks which Licensor established prior to the execution of this Trademark License (the "Quality Standards").

          Licensee agrees to furnish to Licensor, upon Licensor's request, representative samples of all labels, advertising materials and other associated materials used in the sale, offering for sale, or marketing of goods bearing the Licensed Trade Name or Licensed Marks to enable Licensor to confirm that the labeling and advertising meet the Quality Standards.

                              6. INDEMNIFICATION
                                 ---------------

          A. Licensee hereby indemnifies Licensor and undertakes to defend itself against, and to hold Licensor harmless from any claims, suits, losses or damages arising out of any use of the Licensed Trade Name or the Licensed Marks outside the scope of the licenses granted pursuant to the terms of this

Trademark License or arising out of any alleged defects in products of the Licensee marketed and sold in connection with the Licensed Trade Name or Licensed Marks.

     B. In the event that any other claim or suit arising out of use of the Licensed Trade Name or the Licensed Marks by Licensee within the scope of the licenses granted pursuant to the terms of this Trademark License (an "Authorized Use Claim") is made or filed against Licensee or Licensor but not against the other party, then the defending party shall not take any steps to include or have included the other party in such claim or suit or to seek indemnity from such other party, provided that such other party shall provide the defending party with reasonable assistance in the defense of such claim or suit at the defending party's expense.

     C. In the event that any Authorized Use Claim is made against both Licensor and Licensee, then each party shall defend itself without seeking indemnity from the other (except in relation to damages paid on the other's behalf) but each shall provide the other with reasonable assistance in such defense at the other party's expense.

     D. The provisions of this Paragraph 6 shall survive any termination of this Trademark License.

                             7.  TRADEMARK NOTICE
                                 ----------------

     Licensee shall label all goods sold in connection with the Licensed Marks in accordance with Licensor's reasonable instructions as they relate to trademark notices or legends.

                                8.  TERMINATION
                                    -----------

     Licensor shall have the right to terminate this Trademark License if (a) products covered hereunder and sold by Licensee in connection with the Licensed Marks fail to meet the Quality Standards, or (b) Licensee uses, assigns or sublicenses its rights under the Licensed Trade Name or the Licensed Marks outside the scope of the Licensed Business and, in either such case, reasonable measures are not initiated to cure such failure or improper use within ninety
(90) days after written notice from Licensor. Upon termination of this Trademark License, Licensee and its sublicensees shall, within a reasonable period of time not to exceed two (2) years, discontinue all use of the Licensed Marks and Licensee shall discontinue all use of the Licensed Trade Name and shall cancel all filings or registrations made pursuant to Paragraph 10 hereof and change its corporate or trade name registrations, if any, to exclude the Licensed Trade Name; provided, however, that it any failure to meet Quality Standards or improper use of, or assignment or sublicense of rights under, the Licensed Trade Name or Licensed Marks occurs in any jurisdiction other than the United States and is not remedied as permitted hereunder, this Trademark License will terminate only with respect to the jurisdiction in which such failure or improper use occurred.

     In the event of receivership or bankruptcy of Licensee, the licenses granted herein shall terminate immediately.

                      9.  VALIDITY OF AND RIGHTS IN MARKS
                          -------------------------------

     Licensee shall acquire no right, title or interest with respect to the Licensed Marks or the Licensed Trade Name as a result of Licensee's use thereof in commerce or otherwise and Licensee acknowledges and agrees that all rights in and to the Licensed Marks and the Licensed Trade Name and the good will pertaining thereto belong exclusively to, and shall inure to the benefit of, Licensor; provided, however, that the license of the marks "EXIDE-IRONCLAD" and "IRONCLAD-EXIDE" by Licensor under this Trademark License is without prejudice to Licensee's exclusive ownership of rights in and to the mark "IRONCLAD" separate from the mark "EXIDE."

     Licensee agrees not to raise or cause to be raised any questions concerning or objections to the validity of the Licensed Marks or the Licensed Trade Name or to the right of the Licensor thereto, on any grounds whatsoever.

                 10.  REGISTRATION; REGISTERED USER AGREEMENTS
                      ----------------------------------------

     Licensee agrees that it will make no application for or otherwise attempt to register the Licensed Marks or the Licensed Trade Name in the United States Patent and Trademark Office or in a similar agency or office in any foreign country or in any state, except where Licensee is required by law to register a mark (even as a licensee) or pursuant to Paragraphs 3 or 12 of this Trademark License. In those countries which require registration of the use of trademarks under license, Licensee shall execute and obtain registered user agreements to properly record in such country Licensor as the owner of the Licensed

Marks and Licensor shall provide, at Licensee's expense, reasonable cooperation in connection with such recordation.

                             11.  TRANSFERABILITY
                                  ---------------

     This Trademark License shall be assignable by Licensee with Licensor's consent and Licensee shall have the right to grant sublicenses of the Licensed Marks within the scope of the Licensed Business. Licensee will ensure that any sublicensee of the Licensed Marks will adhere to terms and conditions similar to those contained in this Trademark License. The Licensed Marks and Licensed Trade Name shall be assignable by Licensor in which event Licensor shall require that the assignee assume the obligations of Licensor under this Trademark License.

                                 12.  WARRANTY
                                      --------

     Licensor represents and warrants that to its Best Knowledge, except as disclosed in connection with the Asset Purchase Agreement or as set forth on the Schedule hereto, Licensor has good title to the Licensed Trade Name and the Licensed Marks. Licensor further represents and warrants that to its Best Knowledge, subject to any rights to the Licensed Trade Name and the Licensed Marks granted by Licensor or its predecessors prior to the date hereof, and subject to other disclosures made in connection with the Asset Purchase Agreement or on the Schedule hereto, the use of the Licensed Trade Name and the Licensed Marks as licensed pursuant to the terms of this Trademark License does not infringe any third party's rights.

     Licensor otherwise makes no other representation or warranty to Licensee with respect to the title or validity of the

Licensed Trade Name or the Licensed Marks or that the use of the Licensed Trade Name or the Licensed Marks by Licensee will not infringe any third party's rights.

     Licensor shall maintain the Licensed Marks in accordance with Licensor's usual and customary business practices. In the event that Licensor intends in good faith to cease payment of maintenance fees for or otherwise allow to lapse any of the Licensed Marks in a particular country, Licensor will notify Licensee of its intention to take such action at least one hundred twenty (120) days in advance so that, except in the case where Licensor intends to refile an application to register such Licensed Mark covering goods within the scope of the Licensed Business, Licensee may, at Licensee's option (a) require Licensor to assign to Licensee, to the extent possible by Licensor and at Licensee's expense, all right, title and interest in and to any such Licensed Mark in such country, or (b) pay the maintenance fees, and Licensor agrees to provide all reasonable cooperation in connection therewith at Licensee's expense.

     In the case where Licensor intends in good faith to refile a registration application, but does not intend that such application cover goods within the scope of the Licensed Business, then, at Licensee's expense, the parties shall take such steps as may be possible and reasonable to file and prosecute such registration application in either Licensor's or Licensee's name, as the case may be, covering goods within the scope of the Licensed Business.

                                13.  NO AGENCY
                                     ---------

     Nothing herein shall be construed to create any relationship of agent and principal, partnership or joint venture between the parties. Neither party shall have the authority to bind or obligate or represent that it has authority to bind or obligate the other party.

                               14.  SEVERABILITY
                                    ------------

     The provisions of this Trademark License shall be severable and if any provision of this Trademark License is declared or held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provision hereof, and the remainder of this Trademark License shall continue in full force and effect as though such illegal, invalid or unenforceable provision had not been contained herein.

                             15.  ENTIRE AGREEMENT
                                  ----------------

     This Trademark License, the Asset Purchase Agreement and the Schedules attached hereto and thereto contain and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede and cancel any and all previous written or oral understandings, agreements and any other writings or communications with respect thereto. This Trademark License may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by a duly authorized representative of each of the parties hereto.

                              16.  GOVERNING LAW
                                   -------------

     This Trademark License will be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law applied thereby.

                        17.  PROSECUTION OF INFRINGERS
                             -------------------------

     Licensee agrees to cooperate with Licensor in the prosecution or defense of any proceeding concerning the Licensed Trade Name or the Licensed Marks and Licensor, at the request and expense of Licensee, agrees to prosecute all substantial claims of infringement and to oppose all attempted registrations of potentially confusingly similar trademarks, trade names or service marks used in the field of the Licensed Business.

                               18.  ARBITRATION
                                    -----------

     The parties shall submit any controversy, claim or dispute under this Trademark License to arbitration as provided for in the Asset Purchase Agreement.


                                  *    *    *

     IN WITNESS WHEREOF, the parties have executed this Trademark and Trade Name License Agreement as of the day and year first written above.

EXIDE CORPORATION                         YUASA BATTERY (AMERICA), INC.


By:/s/ [SIGNATURE APPEARS HERE]             By:/s/ [SIGNATURE APPEARS HERE]
   ----------------------------              ------------------------------
Title:                                    Title:
      -------------------------                 ---------------------------

     Yuasa Battery Co., Ltd., a corporation organized and existing under the laws of Japan, executes and joins in this Trademark and Trade Name License Agreement soley for the purpose of securing the compliance of Licensee with the provisions of Paragraph 8 of this Trademark and Trade Name License Agreement.




YUASA BATTERY CO., LTD.


By: [SIGNATURE APPEARS HERE]
   --------------------------

Title:
      -----------------------

                            SCHEDULE OF EXCEPTIONS
                            ----------------------

                                    to the
                  Trademark and Trade Name License Agreement
                              dated June 10, 1991
                                by and between
                               Exide Corporation
                                      and
                         Yuasa Battery (America), Inc.

1. Exide Electronics Corporation has certain rights pursuant to that certain Agreement by and between Exide Corporation and Exide Electronics Corporation, a Delaware corporation, effective as of July 1, 1982.

2. Chloride, Ltd. ("Chloride") has certain rights pursuant to that certain Agreement dated July 9, 1949, between The Electric Storage Battery Company and The Chloride Electrical Storage Company, Limited. In addition, Chloride has independent rights to the Licensed Trade Name and the trademark "EXIDE" in a number of countries.

     Chloride and others have filed various cancellation and opposition proceedings throughout the world, including Colombia, relating the Licensed Trade Name and the trademark "EXIDE." Such third parties may have rights in the Licensed Trade Name and the trademark "EXIDE."

3. See generally, the intellectual property contracts listed on Schedules 5.6(b) and 5.22(b) of the Asset Purchase Agreement.

4. Seller may be subject to certain restrictions relating to conducting business in Brazil.

5.   The chain of title of certain or all of the Licensed Marks is not current.

6.   The renewal status of certain of the Licensed Marks is not known.

7. The Licensed Trade Name and certain or all of the Licensed Marks are encumbered by security interests in favor of Chemical Bank, a New York banking corporation.

8. The Licensed Trade Name and certain or all of the Licensed Marks are encumbered by a security interest in favor of Citicorp Industrial Credit.

9. Licensor has granted certain exclusive rights to use the Licensed Trade Name and the Licensed Marks in certain countries in fields outside the Licensed Business. Certain of such arrangements may restrict the rights of Licensor hereunder.

10. The Licensed Trade Name and certain or all of the Licensed Marks are encumbered by a security interest in favor of the National Bank of Canada and Congress Financial Corporation.

                                 SCHEDULE 9.5

                           (Licensed Marks Schedule)
                  to Asset Purchase Agreement by and between
                               Exide Corporation
                                      and
                         Yuasa Battery (America), Inc.
                              dated June 10, 1991

                             Application or
Mark                         Registration No.                    Country
----                         ----------------                    -------

Exide                        36507                               Algeria
Exide                        32760                               Algeria
Exide                        159203                              Angola
Ironclad-Exide               159202                              Angola
Willard                      134687                              Angola
Exide                        1121097                             Argentina
Exide                        1200102                             Argentina
Exide                        1200103                             Argentina
Willard                      952959                              Argentina
Willard                      A33194                              Australia
Exide                        13592                               Austria
Exide-Ironclad               13590                               Austria
Willard                      48134                               Austria
Exide                        TM5947                              Bahrain
Willard                      10977                               Bangladesh
Willard                      6820                                Bangladesh
Exide                        1283                                Barbados
Exide                        62674                               Benelux
Exide                        317573                              Benelux
Ironclad-Exide               62669                               Benelux
Willard                      62696                               Benelux
Exide                        C-24S7YA-25832                      Bolivia
Willard in Panel             C-4400YA-27472                      Bolivia
Willard                      475/23                              Bophuthatswana
Willard                      437/51                              Bophuthatswana
Exide                        002543192                           Brazil
Exide                        002554771                           Brazil
Exide                        002621177                           Brazil
Exide (Special Form)         810025990                           Brazil
Exide-Ironclad               00259730B                           Brazil
Exide-Ironclad               002554887                           Brazil
Exide-Ironclad               002563797                           Brazil
Willard                      810025957                           Brazil
Exide                        1032                                Bulgaria
Exide                        14677                               Bulgaria
Exide                        220,662                             Canada
Exide (Stylized)             41/9847                             Canada
Hybernator                   237,977                             Canada
Willard                      193,812                             Canada
Willard                      259/55673                           Canada
Exide                        159/203                             Cape Verde
Willard                      134,687                             Cape Verde
Exide                        225,245                             Chile
Exide                        283,115                             Chile
Willard                      272,276                             Chile
Exide                        153,599                             China
Willard                      153,597                             China

                            Schedule 9.5 (Cont'd.)         -Page 2-
                            ----------------------

                             Application or
Mark                         Registration No.               Country
----                         ----------------               -------

Exide                        6740                           Colombia
Willard                      32895                          Colombia
Exide                        4753/9484                      Costa Rica
Exide                        52756                          Cuba
Willard                      94034                          Cuba
Exide                        101,900                        Czechoslovakia
Willard                      89041                          Czechoslovakia
Exide                        2054/1987                      Denmark
Exide                        28/1929                        Denmark
Ironclad-Exide               833/1919                       Denmark
Willard                      515/1962                       Denmark
Exide                        3009                           Dominican Rep.
Willard                      9037                           Dominican Rep.
Exide                        418/51                         Ecuador
Willard                      244/60                         Ecuador
Exide                        18584                          Egypt
Exide                        1090                           Egypt
Exide-Ironclad               18585                          Egypt
Exide-Ironclad               6615                           Egypt
Willard                      26559                          Egypt
Exide                        2953                           El Salvador
Exide                        3144                           Ethiopia
Exide                        22261                          Finland
Exide                        1,583,153                      France
Exide                        1,228,282                      France
Ironclad-Exide               1,529,614                      France
Exide                        77,961                         Greece
Exide                        16,203                         Greece
Willard                      29,727                         Greece
Exide                        3,954                          Guatemala
Willard                      2130/47                        Guinea
Exide                        159,203                        Guinea Bissau
Willard in Panel             175                            Guyana
Exide                        484REG67                       Haiti
Exide                        2233                           Honduras
Exide                        76494/120114                   Hungary
Exide                        123835                         Hungary
Exide                        84/1951                        Iceland
Willard                      136/1963                       Iceland
Exide                        185,179                        Indonesia
Exide                        699                            Iran
Willard                      48,793                         Ireland
Exide                        Ap. 71672                      Israel
Exide                        459,609                        Italy
Exide                        460,540                        Italy
Ironclad-Exide               460,541                        Italy
Willard                      314,953                        Italy

                     Schedule 9.5 (Cont'd.)      -Page 3-
                     ----------------------

                        Application or
Mark                    Registration No.          Country
----                    ----------------          -------

Willard (& Des.)        459,535                   Italy
Exide                   3093                      Jamaica
Exide                   2,290,488                 Japan
Exide Logo              2272629                   Japan
Willard                 2259036                   Japan
Exide                   1583                      Jordan
Willard                 9239                      Jordan
Exide                   7538                      Korea
Willard                 7581                      Korea
Exide                   3154                      Kuwait
Willard                 3153                      Kuwait
Exide                   33812                     Lebanon
Exide                   38412                     Lebanon
Willard                 45149                     Lebanon
Exide                   159203                    Macao
Ironclad-Exide          Ap. #10.478J              Macao
Willard                 134687                    Macao
Willard                 1912/59                   Malawi
Willard                 M/B1421                   Malaya
Willard                 5933                      Mali
Exide                   31116                     Mexico
Exide                   23028                     Morocco
Willard                 23074                     Morocco
Exide                   159203                    Mozambique
Willard                 134687                    Mozambique
Exide                   1282                      Nether Antilles
Willard                 3828                      Nether Antilles
Willard                 19228                     New Zealand
Exide                   6680B                     Nicaragua
Willard                 11145                     Nicaragua
Willard                 15385                     Nigeria
Exide                   36886                     Norway
Exide-Ironclad          36889                     Norway
Willard                 47379                     Norway
Exide                   Ap. #3041                 Oman
Willard                 Ap. #3042                 Oman
Willard                 46046                     Pakistan
Willard                 2318                      Pakistan
Exide                   3499                      Panama

                             Schedule 9.5 (Cont'd)          -Page 4-
                             ---------------------

                                Application or
Mark                            Registration No.            Country
----                            ----------------            -------

Willard                         7881                        Panama
Willard                         A 5777 R                    Papua New Guinea
Exide                           107553                      Paraguay
Willard                         103411                      Paraguay
Willard                         104284                      Paraguay
Exide                           15120                       Peru
Willard                         24987                       Peru
Exide                           3189                        Philippines
Exide                           34442                       Poland
Exide-Ironclad                  34441                       Poland
Exide                           159203                      Portugal
Ironclad-Exide                  Ap. #267.969Y               Portugal
Willard                         134687                      Portugal
Exide                           749                         Puerto Rico
Willard                         11174                       Puerto Rico
Exide                           2526                        Ras Al-Khaimah
Willard                         2532                        Ras Al-Khaimah
Willard                         437/51                      Rep. of S. Africa
Willard                         475/23                      Rep. of S. Africa
Exide                           2R 1442                     Roumania
Willard In Panel                2R 42                       Roumania
Exide                           159203                      Saotome Island
Willard                         134687                      Saotome Island
Exide                           5/45                        Saudi Arabia
Willard                         5/46                        Saudi Arabia
Willard                         B 1421                      Singapore
Exide                           35902                       Spain
Exide                           1095706                     Spain
Ironclad-Exide                  1095705                     Spain
Willard                         45847                       Spain
Willard (& Des.)                2447                        Sri Lanka
Exide                           7274                        Surinam
Willard                         2698                        Surinam
Exide                           65376                       Sweden
Exide-Ironclad                  65377                       Sweden
Exide                           368851                      Switzerland
Willard                         311446                      Switzerland
Exide                           5311                        Syria
Exide                           6371                        Syria
Willard                         7090                        Syria
Exide                           3183                        Taiwan
Willard                         293,303                     Taiwan
Exide                           7553                        Tangiers
Willard                         3868                        Tangiers
Exide                           17184/11368                 Thailand
Willard                         132572                      Thailand

                           Schedule 9.5 (Cont'd)               -Page 5-
                           ---------------------

                              Application or
Mark                          Registration No.                 Country
----                          ----------------                 -------

Willard                       50272/31699                      Thailand
Exide                         159203                           Timor
Willard                       134687                           Timor
Willard                       475/23                           Transkei
Willard                       437/51                           Transkei
Exide                         12                               Trinidad & Tobago
Exide                         79366                            Turkey
Willard                       B 524159                         United Kingdom
Exide                         206627                           Uruguay
Willard                       201780                           Uruguay
Exide                         5285                             U.S.S.R.
Willard                       437/51                           Venda
Willard                       475/23                           Venda
Exide                         26696                            Venezuela
Willard                       29458                            Venezuela
Exide                        *13314                            Viet Nam
Exide                         343459                           West Germany
Ironclad-Exide                406554                           West Germany
Willard                       1081530                          West Germany
Exide                         Ap. #1815                        Yemen Arab Rep.
Exide                         11877                            Yugoslavia
Exide                         16291                            Yugoslavia
Willard                       16290                            Yugoslavia
Exide                         579/B                            Zaire
Willard                       1912/59                          Zambia



* New appln. filed; this number can't be renewed.

                           Schedule 9.5 (Cont'd)               -Page 6-
                           ---------------------

                              Application or
Mark                          Registration No.                 Country
----                          ----------------                 -------

ESB                           729,379                          U.S.
ESB (& Des.)                  730,323                          U.S.
Exide                         298,776                          U.S.
Exide                         973,740                          U.S.
Exide                         986,660                          U.S.
Exide                         986,811                          U.S.
Exide (Stylized)              Ap. 74/026356                    U.S.
Exide (Stylized)              1,545,246                        U.S.
Exide-Ironclad                321,694                          U.S.
GBC                           833,610                          U.S.
Liberator                     983,193                          U.S.
Oasis                         939,660                          U.S.
Titan                         404,261                          U.S.
Titan                         835,007                          U.S.
Willard                       502,333                          U.S.
Liberator                     354,401                          Banelux
GBC Titan Ever Ful            278,151                          Canada
Libarateur                    228,575                          Canada
Liberator                     216,430                          Canada
Liberator                     1,486,279                        France
Liberator                     988,648                          West Germany


                                Unregistered Marks
                                ------------------

                              Application or
Mark                          Registration No.                 Country
----                          ----------------                 -------

Exide                         (None)                           United Arab
                              No Trademark                     Emirates
                              Laws - Covered
                              by Cautionary
                              Notice

Exide                         (None)                           United Arab
                              No Trademark                     Emirates
                              Laws - Covered
                              by Cautionary
                              Notice